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                                                                    Exhibit 99.7
                           SECOND BANCORP INCORPORATED
                                 REVOCABLE PROXY

                         SPECIAL MEETING OF SHAREHOLDERS
                               ____________, 1998

         The undersigned hereby appoints each of _______ and ______, and the survivors of each of them, each with full powers of substitution, each to act individually or together as attorney and proxy for the undersigned to vote all common shares of Second Bancorp, no par value, which the undersigned is entitled to vote at the Special Meeting of Shareholders of Second Bancorp (the "Meeting"), to be held on __________, 1998 at __:_0 _.m., and at any and all postponements or adjournments thereof, as follows:

1. Adoption of the Agreement and Plan of Merger dated as of May 4, 1998, by and between Second Bancorp Incorporated and Trumbull Financial Corporation and approval of the merger of Trumbull Financial Corporation with an into Second Bancorp Incorporated (the "Merger") in accordance with Section 1701.78 of the Ohio Revised Code.

                           FOR               AGAINST          ABSTAIN
                           [ ]                 [ ]              [ ]

2. To consider and vote upon a proposal to increase the number of Directors of Second Bancorp from seven (7) to eight (8).

                           FOR               AGAINST          ABSTAIN
                           [ ]                 [ ]              [ ]

3. To elect Dr. David A. Allen to the vacancy created by the increase in the number of Directors to serve for a term until the 1999 Annual Meeting of Shareholder of Second Bancorp and until his successor is elected and qualified.

                           FOR                       WITHHOLD
                           [ ]                          [ ]

(Proposals No. 2 and No. 3 will not become effective until immediately after the consummation of the Merger and if the Merger is not consummated, Proposals No. 2 and No. 3 will be void)

4. To adopt the resolution set forth in Annex B to the Prospectus/Joint Proxy Statement which, if adopted, will amend the Amended Articles of Second Bancorp by eliminating Second Bancorp's two classes of preferred shares.

                           FOR               AGAINST          ABSTAIN
                           [ ]                 [ ]              [ ]


         In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS OF SECOND BANCORP RECOMMENDS THAT YOU VOTE (I) "FOR" THE ADOPTION OF THE AGREEMENT AND APPROVAL OF THE MERGER, (II) "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF DIRECTORS OF SECOND BANCORP FROM SEVEN (7) TO EIGHT (8);
(III) "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEE LISTED ABOVE.; AND (IV) FOR THE PROPOSAL TO AMEND THE AMENDED ARTICLES OF SECOND BANCORP TO ELIMINATE SECOND BANCORP'S TWO CLASSES OF PREFERRED SHARES.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED (I) "FOR" THE FOR THE ADOPTION OF THE AGREEMENT AND APPROVAL OF THE MERGER, (II) "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF DIRECTORS OF SECOND BANCORP FROM SEVEN (7) TO EIGHT (8); (III) "FOR" THE ELECTION TO THE
BOARD OF DIRECTORS OF THE NOMINEE LISTED ABOVE; AND (IV) FOR THE PROPOSAL TO AMEND THE AMENDED ARTICLES OF SECOND BANCORP TO ELIMINATE SECOND BANCORP'S TWO CLASSES OF PREFERRED SHARES.



         THIS PROXY IS SOLICITED ON BEHALF OF THE SECOND BANCORP BOARD OF DIRECTORS.

         Should the undersigned be present and elect to vote at the Meeting or any adjournment thereof, and after notification to the Secretary of Second Bancorp at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Second Bancorp, prior to the execution of this Proxy, of Notice of the Meeting and a Prospectus/Joint Proxy Statement dated , 1998.


Dated:   _____________, 1998



                                      ------------------------------------------
                                      SIGNATURE OF SECOND BANCORP SHAREHOLDER



                                      ------------------------------------------
                                      SIGNATURE OF SECOND BANCORP SHAREHOLDER

Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE


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